ACKNOWLEDGMENT, CONSENT AND AGREEMENT NO. 1

PREAMBLE.  Reference is made to the Subordination and Intercreditor Agreement, dated as of June 26, 2008 (the “Subordination Agreement”), made among (i) Black Forest International, LLC (the “Subordinated Creditor”), Fourth Third LLC (“Fourth Third”), as Agent for all Senior Lenders, PNG Ventures, Inc. (“PNG”), New Earth LNG, LLC (“Earth”) and certain subsidiaries of Earth (together with PNG and Earth, called the “Companies” or a “Company”).  Capitalized terms used herein, but not expressly defined herein, shall have the meanings given to such terms in the Subordination Agreement.

STATEMENT OF FACTS.  The Companies and Fourth Third have made and entered into a certain Amendment No. 1, dated as of June 30, 2008 (the “Amendment”), pursuant to which the Senior Credit Agreement has been amended to permit the incurrence by Agent on behalf of the Companies of certain Supplier Guaranties (as defined therein; herein, “Supplier Guaranties”); subject, however, among other things, to Agent’s receipt of this instrument from Subordinated Creditor.

CONSENT AND AGREEMENT.  Subordinated Creditor acknowledges receipt of a copy, as executed, of the Amendment; consents thereto; agrees to be bound thereby; and further agrees that, retroactive to June 26, 2008, being the effective date of the Subordination Agreement:  (i) all reimbursement obligations of the Companies to Agent and Lenders arising from the issuance of, and performance under, the Supplier Guaranties shall constitute “Senior Debt” for all purposes of the Subordination Agreement, and (ii) the “Senior Debt Limit” defined and described in the Subordination Agreement shall be deemed increased accordingly by the amount of such reimbursement obligations, not to exceed, however, $3,000,000, together with accrued interest thereon, as provided in the Amendment.

Witness our hand as of July ___, 2008, retroactive to June 26, 2008.

BLACK FOREST INTERNATIONAL, LLC

By: BCGU, LLC, its administrative manager
By: Business Consulting Group Unlimited, Inc., its
       Administrative manager

By:	/s/ Brad Bingham

Name:	Brad Bingham

Title:	Attorney in Fact